BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary
for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

YASMIN AZODI

NV

Job:C20171009-1633
October 10, 2017

Special Handling Instructions:
YAZODI@GERARDFOXLAW.COM
CMR 10-10-17
ALL DOCS
1009-1633

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Entity Copies	00010772054-16		41	$2.00	$82.00
Total					$82.00

Payments

Type	Description	Amount
Credit	50764738024162415O3076	$82.00
Total		$82.00

Credit Balance: $0.00

Job Contents:
NV Corp Copy Request Cover Letter(s): 1

YASMIN AZODI

NV

STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701-4201
Telephone (775) 684-5708
Fax (775) 684-7138

Copy Request

October 10, 2017

Job Number: C20171009-1633
Reference Number: 00010772054-16
Expedite:
Through Date:

Document Number(s)	Description	Number of Pages
C32070-2003-001	Articles of Incorporation	5 Pages/1 Copies
C32070-2003-003	Initial List	1 Pages/1 Copies
C32070-2003-004	Annual List	1 Pages/1 Copies
20050149448-67	Registered Agent Change	1 Pages/1 Copies
20050151300-47	Amendment	1 Pages/1 Copies
20050647464-28	Annual List	1 Pages/1 Copies
20060063900-56	Amended List	1 Pages/1 Copies
20060063902-78	Amended List	1 Pages/1 Copies
20060063904-90	Amended List	1 Pages/1 Copies
20060547908-91	Registered Agent Address Change	7 Pages/1 Copies
20060641876-00	Annual List	1 Pages/1 Copies
20070138262-31	Registered Agent Name Change	4 Pages/1 Copies
20110103233-46	Amendment	1 Pages/1 Copies
20110103234-57	Reinstatement	1 Pages/1 Copies
20110103235-68	Acceptance of Registered Agent	1 Pages/1 Copies
20120594879-57	Annual List	1 Pages/1 Copies
20120612625-97	Certificate of Designation	1 Pages/1 Copies
20120645925-16	Amendment	1 Pages/1 Copies
20140724801-49	Reinstatement	1 Pages/1 Copies
20140724803-61	Acceptance of Registered Agent	1 Pages/1 Copies
20140724806-94	Annual List	1 Pages/1 Copies
20140825645-87	Annual List	1 Pages/1 Copies
20160252095-12	Registered Agent Change	1 Pages/1 Copies
20160251565-83	Annual List	1 Pages/1 Copies
20160554254-44	Annual List	1 Pages/1 Copies
20170241909-55	Amended List	1 Pages/1 Copies
20170251231-74	Amendment	1 Pages/1 Copies
20170260116-66	Certificate of Correction	1 Pages/1 Copies

Respectfully,

Barbara K. Cegavske
Secretary of State

DEAN HELLER
Secretary of State

206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708

FILED # C32070-03

DEC 23 2003

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Articles of Incorporation
(PURSUANT TO NRS 78)

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Corporation:**	Pro-Tech Holdings Ltd.
2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)	Val-U-Corp Services, Inc. Name 1802 North Carson Street Suite 212 — Carson City — NEVADA 89701 Street Address — City — Zip Code Optional Mailing Address — City — State — Zip Code
3. **Shares:** (number of shares corporation authorized to issue)	Number of shares with par value: 5,000,000 Preferred / 70,000,000 Common Par value: $ .001 / .001 Number of shares without par value:
4. **Names & Addresses, of Board of Directors/Trustees:** (attach additional page there is more than 3 directors/trustees)	1. Daniel A. Kramer Name 1802 North Carson Street Suite 212 — Carson City — NV — 89701 Street Address — City — State — Zip Code 2. Name Street Address — City — State — Zip Code 3. Name Street Address — City — State — Zip Code
5. **Purpose:** (optional-see instructions)	The purpose of this Corporation shall be: All legal purposes
6. **Names, Address and Signature of Incorporator.** (attach additional page there is more than 1 incorporator)	Daniel A. Kramer — [signature] Name — Signature 1802 North Carson Street Suite 212 — Carson City — NV — 89701 Address — City — State — Zip Code
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named corporation. [signature] Authorized Signature of R. A. or On Behalf of R. A. Company — Date December 09, 2003

This form must be accompanied by appropriate fees. See attached fee schedule.

12/11/2003 08:58A RRT135 FY04-000-48912

Articles of Incorporation

Of

Pro-Tech Holdings Ltd.

First. The name of the corporation is Pro-Tech Holdings Ltd.

Second. The registered office of the corporation in the State of Nevada is located at 1802 N. Carson Street, Suite 212, Carson City, Nevada 89701. The corporation may maintain an office, or offices, in such other places within or without the State of Nevada as may be from time to time designated by the Board of Directors or the By-Laws of the corporation. The corporation may conduct all corporation business of every kind and nature outside the State of Nevada as well as within the State of Nevada.

Third. The objects for which this corporation is formed are to engage in any lawful activity, including, but not limited to the following:

a) Shall have such rights, privileges and powers as may be conferred upon corporations by any existing law.
b) May at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this corporation is organized.
c) Shall have power to have succession by its corporate name for the period limited in its certificate or articles of incorporation, and when no period is limited, perpetually, or until dissolved and its affairs wound up according to law.
d) Shall have power to sue and be sued in any court of law or equity.
e) Shall have power to make contracts.
f) Shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country.
g) Shall have power to appoint such officers and agents as the affairs of the corporation shall require, and to allow them suitable compensation.
h) Shall have power to make By-Laws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business, and the calling and holding of meetings of its stockholders.
i) Shall have power to wind up and dissolve itself, or be wound up or dissolved.
j) Shall have power to adopt and use a common seal or stamp, and alter the same at pleasure. The use of a seal or stamp by the corporation on any corporate documents is not necessary. The corporation may use a seal or stamp, if it desires, but such use or nonuse shall not in any way affect the legality of the document.
k) Shall have the power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds,

promissory notes, bills of exchange, debentures, and other obligations and evidences of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful object.

l) Shall have power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidences of the indebtedness created by, any other corporation or corporations of the State of Nevada, or any other state or government, and, while owners of such stock, bonds, securities or evidences of indebtedness, to exercise all rights, powers and privileges of ownership, including the right to vote, if any.

m) Shall have power to purchase, hold, sell and transfer shares of its own capital stock, and use therefore its capital, capital surplus, surplus, or other property to fund.

n) Shall have power to conduct business, have one or more offices, and conduct any legal activity in the State of Nevada, and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and any foreign countries.

o) Shall have power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or articles of incorporation, or any amendment thereof, or necessary or incidental to the protection and benefit of the corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the corporation, whether or not such business is similar in nature to the objects set forth in the certificate or articles of incorporation of the corporation, or any amendments thereof.

p) Shall have power to make donations for the public welfare or for charitable, scientific or educational purposes.

q) Shall have power to enter into partnerships, general or limited, or joint ventures, in connection with any lawful activities, as may be allowed by law.

Fourth. That the total number of stock authorized that may be issued by the Corporation is Seventy-Million (70,000,000) shares of Common stock with a par value of One Tenth of One Cent ($0.001) per share and Five-Million (5,000,000) shares of Preferred stock with a par value of One Tenth of One Cent ($0.001) per share and no other class of stock shall be authorized. Said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors.

Fifth. The governing board of the corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of this corporation, providing that the number of directors shall not be reduced to fewer than one (1).

The first Board of Directors shall be one (1) in number and the name and post office address of the Director shall be listed as follows:

Daniel A. Kramer
1802 N. Carson St., Ste. 212, Carson City, NV 89701

Sixth. The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the corporation.

Seventh. The name and post office address of the Incorporator signing the Articles of Incorporation is as follows:

Daniel A. Kramer
1802 N. Carson St., Ste. 212, Carson City, NV 89701

Eighth. The Resident Agent for this corporation shall be VAL-U-CORP SERVICES, INC. The address of the Resident Agent, and, the registered or statutory address of this corporation in the State of Nevada, shall be: 1802 N. Carson Street, Suite 212, Carson City, Nevada 89701.

Ninth. The corporation is to have perpetual existence.

Tenth. In furtherance and not in limitation of the powers conferred by the statute, the Board of Directors is expressly authorized:

a) Subject to the By-Laws, if any, adopted by the Stockholders, to make, alter or amend the By-Laws of the corporation.
b) To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of this corporation.
c) By resolution passed by a majority of the whole Board, to designate one (1) or more committees, each committee to consist of one or more of the Directors of the corporation, which, to the extent provided in the resolution, or in the By-Laws of the corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation. Such committee, or committees, shall have such name, or names as may be stated in the By-Laws of the corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.
d) When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions as its Board of Directors deems expedient and for the best interests of the corporation.

Eleventh. No shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the

Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

Twelfth. No Director or Officer of the corporation shall be personally liable to the corporation or any of its stockholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director or Officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the Stockholders of the corporation shall be prospective only, and shall not adversely affect any limitations on the personal liability of a Director or Officer of the corporation for acts or omissions prior to such repeal or modification.

Thirteenth. This corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

I, the undersigned, being the Incorporator hereinbefore named for the purpose of forming a corporation pursuant to General Corporation Law of the State of Nevada, do make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set my hand this December 9, 2003.

Daniel A. Kramer
Incorporator

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

Pro-Tech Holdings Ltd. c32070-03

(Name of Corporation)

FOR THE FILING PERIOD OF DEC, 2003 TO DEC, 2004

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Val-U-Corp Services, Inc.
1802 North Carson Street
Suite 212
Carson City, NV 89701

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

75 $125

FILED
JAN 28 2004
SECRETARY OF STATE
DEAN HELLER

THE ABOVE SPACE IS FOR OFFICE USE ONLY

Important: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the last day of first month following the incorporation/initial registration with this office.
4. Make your check payable to the **Secretary of State**. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the first month following the incorporation/initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125.00 LATE PENALTY: $75.00

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ☐

☐ This corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
ROBERT HOEGLER	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
1802 North Carson Street Suite 212	Carson City	NV	89701
NAME	TITLE(S)		
FLORIAN F FLAMAN	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
1802 North Carson Street Suite 212	Carson City	NV	89701
NAME	TITLE(S)		
FLORIAN F. FLAMAN	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
1802 North Carson Street Suite 212	Carson City	NV	89701
NAME	TITLE(S)		
ROBERT HOEGLER	DIRECTOR		
ADDRESS	CITY	ST	ZIP
1802 North Carson Street Suite 212	Carson City	NV	89701

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer R Hoegler Title PRESIDENT Date JAN 20/04

Nevada Secretary of State Form INITIAL LIST-PROFIT 2003
Revised on: 09/17/03

ANNUAL LIST OF OFFICERS, DIRECTORS AND AGENTS OF:

PRO-TECH HOLDINGS LTD.

FILE NUMBER

32070-2003

FOR THE PERIOD DEC 2004 TO 2005. DUE BY DEC 31, 2004.

The Corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

RA# 80307

VAL U CORP SERVICES INC

1802 N CARSON ST #212
CARSON CITY NV 89701

FOR OFFICE USE ONLY

FILED (DATE)

FILING FEE: $125

FILED #

NOV 22 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

☐ **IF THE ABOVE INFORMATION IS INCORRECT, PLEASE CHECK THIS BOX AND A CHANGE OF RESIDENT AGENT/ADDRESS FORM WILL BE SENT.**

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Include the names and addresses, either residence or business, for all officers and directors. A **President, Secretary, Treasurer, or equivalent of and all Directors** must be named. There must be at least one director. Last year's information may have been preprinted. If you need to make changes, cross out the incorrect information and insert the new information above it. An **officer** must sign the form. **FORM WILL BE RETURNED IF UNSIGNED.**
2. If there are additional directors, attach a list of them to this form.
3. Return the completed form with the filing fee shown above. A $75 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the **Secretary of State.** To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 N. Carson St., Carson City, NV 89701-4201. (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE - AS SHOWN ABOVE **PENALTY: $75.00**

Check all that apply:

☐ **This corporation is a publicly-traded corporation. If so, Central Index Key number is:** ______________

☐ **This publicly-traded corporation is not required to have a Central Index Key number.**

NAME	TITLE(S)	P.O. BOX	ADDRESS	CITY	ST.	ZIP
ROBERT HOEGLER	PRESIDENT (OR EQUIVALENT OF)		1802 N CARSON ST STE 212	CARSON CITY	NV	89701
FLORIAN F FLAMAN	SECRETARY (OR EQUIVALENT OF)		1802 N CARSON ST STE 212	CARSON CITY	NV	89701
FLORIAN F FLAMAN	TREASURER (OR EQUIVALENT OF)		1802 N CARSON ST STE 212	CARSON CITY	NV	89701
	DIRECTOR					

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer [signature] Date

OICSSA5
(Rev 09/03)

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Change of Resident Agent and/or Location of Registered Office

Filed in the office of	Document Number 20050149448-67
Dean Heller, Secretary of State, State of Nevada	Filing Date and Time 04/26/2005 8:32 AM
	Entity Number C32070-2003

ABOVE SPACE IS FOR OFFICE USE ONLY

General instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. The Physical Nevada address of the resident agent must be set forth; PMB's are not acceptable.
4. Ensure that document is signed in signature fields.
5. Include the filing fee of $60.00.

Pro-Tech Holdings Ltd.
Name of Entity

C32070-03
File Number

The change below is effective upon the filing of this document with the Secretary of State.

Reason for change: (check one) [X] Change of Resident Agent [ ] Change of Location of Registered Office

The former resident agent and/or location of the registered office was:

Resident Agent: Val-U-Corp Services, Inc.
Street No.: 1802 North Carson Street, Suite 212
City, State, Zip: Carson City, NV 89701

The resident agent and/or location of the registered office is changed to:

Resident Agent: Empire Stock Transfer Inc.
Street No.: 7251 West Lake Mead Blvd Suite 300
City, State, Zip: Las Vegas, NV 89128

Optional Mailing Address:

NOTE: For an entity to file this certificate, the signature of one officer is required.

X [signature]
Signature/Title

Certificate of Acceptance of Appointment by Resident Agent

I hereby accept the appointment as Resident Agent for the above-named business entity.

X [signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

4-26-2005
Date

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
Dean Heller	20050151300-47
Dean Heller Secretary of State State of Nevada	Filing Date and Time 04/27/2005 8:02 AM
	Entity Number C32070-2003

Certificate of Amendment

(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Pro-Tech Holdings Ltd.

2. The articles have been amended as follows (provide article numbers, if available):

First. The name of the corporation is Cascade Energy inc.

Fourth. That the total number of stock authorized that may be issued by the Corporation is Two Hundred Million (200,000,000) shares of Common stock with a par value of One Tenth of One Cent ($0.001) per share and Five Million (5,000,000) shares of Preferred stock with a par value of One Tenth of One Cent ($0.001) per share and no other class of stock shall be authorized.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 60.42% *

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

FILE NUMBER C32070-2003

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

____
(Name of Corporation)

FOR THE FILING PERIOD OF DEC '05 TO DEC '06

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

EMPIRE STOCK TRANSFER INC
7251 WEST LAKE MEAD BLVD
STE 300
LAS VEGAS NV
89128

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND OUR WEBSITE: secretaryofstate.biz

Filed in the office of	Document Number 20050647464-28
Dean Heller Secretary of State State of Nevada	Filing Date and Time 12/29/2005 12:00 PM
	Entity Number C32070-2003

THE ABOVE SPACE IS FOR OFFICE USE ONLY

Important: Read instructions before completing and returning this form.

☑ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to resident agent.)

1. Print or type names and addresses, either residence or business, for all officers and directors. A **President, Secretary, Treasurer**, or equivalent of and all **Directors** must be named. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the filing fee. Fee is based upon the current total authorized stock as explained on the Annual List Fee Schedule for Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the **Secretary of State**. Your canceled check will constitute a certificate to transact business per NRS 78.155.
5. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.
7. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE:

☑ This corporation is a publicly traded corporation. The Central Index Key number is: 0001290504

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
WILLIAM MARSHALL	**PRESIDENT** (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212
NAME	TITLE(S)		
DANE BROWN	**SECRETARY** (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212
NAME	TITLE(S)		
DANE BROWN	DIRECTOR ~~**TREASURER**~~ (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212
NAME	TITLE(S)		
CHRIS FOSTER	**DIRECTOR**		
ADDRESS	CITY	ST	ZIP
9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer [signature] **Title** DIRECTOR / SECRETARY **Date** DEC 29/05

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

CASCADE ENERGY, INC. | C32070-2003

(Name of Corporation)

FOR THE FILING PERIOD OF 12/2005 TO 12/2006

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

EMPIRE STOCK TRANSFER INC
7251 WEST LAKE MEAD BLVD
STE 300
LAS VEGAS, NV 89128

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: **Read instructions before completing and returning this form.**

Filed in the office of	Document Number **20060063900-56**
Dean Heller Secretary of State State of Nevada	Filing Date and Time **02/02/2006 8:02 AM**
	Entity Number **C32070-2003**

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NIRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☑ This corporation is a publicly traded corporation. The Central Index Key number is: 0001290504

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
WILLIAM MARSHALL	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212
NAME	TITLE(S)		
DANE BROWN	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212
NAME	TITLE(S)		
DANE BROWN	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212
NAME	TITLE(S)		
CHRIS FOSTER	DIRECTOR		
ADDRESS	CITY	St	Zip
9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
GORDON SAMSON

Title CHIEF FINANCIAL OFFICER

Date 2/2/2006 7:54:17 AM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

CASCADE ENERGY, INC. | C32070-2003

(Name of Corporation)

FOR THE FILING PERIOD OF 12/2005 TO 12/2006

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

EMPIRE STOCK TRANSFER INC
7251 WEST LAKE MEAD BLVD
STE 300
LAS VEGAS, NV 89128

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: **Read instructions before completing and returning this form.**

Filed in the office of	Document Number 20060063902-78
Dean Heller Secretary of State State of Nevada	Filing Date and Time 02/02/2006 8:02 AM
	Entity Number C32070-2003

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☑ This corporation is a publicly traded corporation. The Central Index Key number is: 0001290504

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	ADDRESS	CITY	St	Zip
WILLIAM MARSHALL	PRESIDENT (OR EQUIVALENT OF)	9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212
DANE BROWN	SECRETARY (OR EQUIVALENT OF)	9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212
DANE BROWN	TREASURER (OR EQUIVALENT OF)	9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212
CHRIS FOSTER	DIRECTOR	9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
DANE BROWN

Title DIRECTOR

Date 2/2/2006 7:59:29 AM

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER

CASCADE ENERGY, INC. — C32070-2003

(Name of Corporation)

FOR THE FILING PERIOD OF 12/2005 TO 12/2006

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

EMPIRE STOCK TRANSFER INC
7251 WEST LAKE MEAD BLVD
STE 300
LAS VEGAS, NV 89128

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: **Read instructions before completing and returning this form.**

Filed in the office of
Dean Heller
Secretary of State
State of Nevada

Document Number
20060063904-90
Filing Date and Time
02/02/2006 8:02 AM
Entity Number
C32070-2003

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☑ This corporation is a publicly traded corporation. The Central Index Key number is: 0001290504

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)	ADDRESS	CITY	St	Zip
WILLIAM MARSHALL	PRESIDENT (OR EQUIVALENT OF)	9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212
DANE BROWN	SECRETARY (OR EQUIVALENT OF)	9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212
DANE BROWN	TREASURER (OR EQUIVALENT OF)	9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212
CHRIS FOSTER	DIRECTOR	9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
DANE BROWN

Title VP CORPORATE DEVELOPMENT

Date 2/2/2006 8:01:24 AM

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20060547908-91
Dean Heller Secretary of State State of Nevada	Filing Date and Time 08/25/2006 9:53 AM
	Entity Number C32070-2003

Certificate Of Change of Address of Resident Agent and Registered Office

ABOVE SPACE IS FOR OFFICE USE ONLY

General Instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields.
3. The ***physical Nevada*** address of the resident agent must beset forth; PMB's are not acceptable.
4. Ensure that document is signed in signature field.
5. Include the filing fee of $60.00 **Per type of business entity**

The former address of EMPIRE STOCK TRANSFER INC. (Name of Resident Agent), the resident agent of the business entities listed below was:

Old Address: 7251 WEST LAKE MEAD BLVD. SUITE 300 (Street Address)
LAS VEGAS (City) CLARK (County) 89128 (Nevada Zip Code)

The address of the above-named resident agent is now changed to:

New Address: 2470 SAINT ROSE PKWY. SUITE 304 (Street Address)
HENDERSON (City) CLARK (County) 89074 (Nevada Zip Code)

Optional: Additional Mailing Address City State Zip Code

Signature of resident agent: [signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

Type of business entities represented:

[X] corporation [ ] limited partnership [X] limited-liability company
[ ] business trust [ ] limited-liability limited partnership [ ] limited-liability partnership

Name of business entities represented by resident agent: (use additional forms if necessary)

ACADIA RESOURCES INC. (Name)	ACCR ACQUISITION CORPORATION (Name)
AGRO MINERALS FERTILIZER, INC. (Name)	COMPLIANCE MANAGEMENT GROUP, LLC (Name)

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Additional Page to Certificate of Change of Address of Resident Agent and Registered Office

ABOVE SPACE IS FOR OFFICE USE ONLY

Additional Page to Certificate of Change of Address of Resident Agent and Registered Office

AAA ENERGY INC. Name	AFFILIATED NETWORK INTERNATIONAL C(Name
AICI, INC. Name	ANCOR RESOURCES INC. Name
ANGKOR MINERALS, INC. Name	APEX EXPLORATIONS CORP. Name
APPLIED INFORMATICS SYSTEMS, INC. Name	ARBUTUS RESOURCES INC. Name
ARMITAGE MINING CORP. Name	ATWOOD MINERALS AND MINING CORP. Name
AXIS NORTH RESOURCES INC. Name	BIG BEAR MINING CORP. Name
BIG BLUE MINING INC. Name	BLACK HAWK EXPLORATION Name
BLAST RESOURCES INC. Name	BLUE MOUNTAIN ORGANIC COFFEE COMF Name
BRAEMORE VENTURES INC. Name	BUENA VISTA MINING INC. Name
CENTURY NEVADA, INC. Name	CENTURY PETROLEUM CORP. Name
COMET MINERALS, INC. Name	COMPASS INC. Name
CONCORD VENTURES INC. Name	CRAWFORD LAKE MINING INC. Name

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Additional Page to Certificate of Change of Address of Resident Agent and Registered Office

ABOVE SPACE IS FOR OFFICE USE ONLY

Additional Page to Certificate of Change of Address of Resident Agent and Registered Office

CRAYFISH, INC.
Name

CRYSTALLINE MINERALS INC.
Name

DE BEIRA GOLDFIELDS INC.
Name

DEEP WATER INVESTMENTS, INC.
Name

DEL CERRO ENTERPRISES, INC.
Name

DIGITALNET TV CORP.
Name

EDC WELLNESS CORP.
Name

ENDEAVOR EXPLORATIONS INC.
Name

AMMEX GOLD MINING CORP.
Name

GREYMAR RESOURCES INC.
Name

TEXOLA ENERGY CORPORATION
Name

AMAZING TECHNOLOGIES INC.
Name

CREDIT GENEVE EQUITIES, INC.
Name

D'OR BAY MINING INC.
Name

DEBEERS INVESTMENTS, INC.
Name

DEER BAY RESOURCES INC.
Name

DHANOA MINERALS LTD.
Name

DOMINION EQUITIES CORP.
Name

EMPIRE STOCK TRANSFER INC.
Name

ERUDITE SYSTEMS INC.
Name

CAUFIELD, INC.
Name

PINNACLE PROPERTY DEVELOPMENT CORP
Name

TORA TECHNOLOGIES INC.
Name

ZUMA MINERALS, INC.
Name

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Additional Page to Certificate of Change of Address of Resident Agent and Registered Office

ABOVE SPACE IS FOR OFFICE USE ONLY

Additional Page to Certificate of Change of Address of Resident Agent and Registered Office

ETHANEX ENERGY, INC.
Name

FERDINAND RESOURCES, INC.
Name

FOUNDATION CONSULTING INC.
Name

GEOPULSE EXPLORATION INC.
Name

GLOBAL ELECTRONIC RECOVERY CORP.
Name

GRANGE RESOURCES INC.
Name

HANAMI VENTURES CORP.
Name

HOST VENTURES INC.
Name

IDEAMAX USA CORP.
Name

INVERNESS MINERALS, INC.
Name

JACKPOT MOTORS, INC.
Name

JERICHO MINERALS INC.
Name

FARLINE VENTURE COPORATION
Name

FLLR HOLDINGS CORPORATION
Name

GATOR EXPLORATION INC.
Name

GILMORE RESOURCES INC.
Name

GLOBALISTIC CORP.
Name

GRUPO INTERNATIONAL, INC.
Name

HARLEY RESOURCES INC.
Name

I.TRON CORP.
Name

IGNIS PETROLEUM GROUP, INC.
Name

INZANA VENTURES CORP.
Name

JAVA EXPLORATIONS, INC.
Name

KEEWATIN WINDPOWER CORP.
Name

Page Number 3

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Additional Page to Certificate of Change of Address of Resident Agent and Registered Office

ABOVE SPACE IS FOR OFFICE USE ONLY

Additional Page to Certificate of Change of Address of Resident Agent and Registered Office

KLEEN FLAME CORP.
Name

LUCAS ENERGY, INC.
Name

MOUNT UNIACKE EXPLORATIONS, INC.
Name

NESBITT CONSULTING CORP.
Name

NILAM RESOURCES INC.
Name

NORTHERN WAY RESOURCES, INC.
Name

NUGGET RESOURCES INC.
Name

PALOMINE MINING INC.
Name

PREDICTIVE SCIENCE PLATFORMS, INC.
Name

RADIUM VENTURES ACQUISITION, INC.
Name

RAVEN GOLD CORP.
Name

ROCKY MOUNTAIN BRANDS, INC.
Name

LASER EYE CHINA, INC.
Name

MOBRIDGE EXPLORATIONS, INC.
Name

NABO INC.
Name

NEW WORLD ENTERTAINMENT CORP.
Name

NORTHERN EXPLORATIONS LTD.
Name

NOVA RESOURCES INC.
Name

PACIFIC ART GROUP, INC.
Name

PORTAGE RESOURCES INC.
Name

QUADRO EXPLORATIONS, INC.
Name

RAINBOW GOLD HOLDINGS INC.
Name

RAZOR EXPLORATIONS INC.
Name

ROLLING HILLS RESOURCES INC.
Name

Page Number 4

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Additional Page to Certificate of Change of Address of Resident Agent and Registered Office

ABOVE SPACE IS FOR OFFICE USE ONLY

Additional Page to Certificate of Change of Address of Resident Agent and Registered Office

SANROBEL, INC.
Name

SELECTIVES USA, INC.
Name

SHEA DEVELOPMENT CORP.
Name

SIMICHIELLO RACING STABLES INC.
Name

SUMMIT CREST MINING CORP.
Name

THUMB PEAK MINERALS INC.
Name

TICKETSPEED.COM
Name

TRUE TECH INC.
Name

URBAN VENTURES INC.
Name

WOLVERINE EXPLORATION INC.
Name

YELLOW CAKE MINING CORP.
Name

Name

SCALA MINERALS INC.
Name

SELLCELL.NET
Name

SHYLOW RESOURCES INC.
Name

SPORTY K-9 INC.
Name

TAO MINERALS LTD.
Name

THUNDER RESOURCES INC.
Name

TORO VENTURES INC.
Name

TWIN WOLVES INCORPORATED
Name

WEB COMMUNITY BUILDER
Name

WORLDWIDE COMMUNICATIONS ASSOCIA]
Name

ZANDARIA VENTURES INC.
Name

Name

Page Number 5

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Additional Page to Certificate of Change of Address of Resident Agent and Registered Office

ABOVE SPACE IS FOR OFFICE USE ONLY

Additional Page to Certificate of Change of Address of Resident Agent and Registered Office

CORUS ACQUISITION CORP.
Name

DUNN MINING INC.
Name

FAIRWIND RESOURCES INC.
Name

GRIZZLY EXPLORATION CORP.
Name

JUPITER RESOURCES INC.
Name

OMEGA HEALTH CORP.
Name

PROVIDENCE MINERAL VENTURES, INC.
Name

REEL ESTATE SERCIVES INC.
Name

REVO VENTURES INC.
Name

SILVERTIP VENTURES INC.
Name

TANGE RIDGE RESOURCES INC.
Name

VERMILION MINERAL VENTURES INC.
Name

DOLAT VENTURES, INC.
Name

EDGEMONT MINING INC.
Name

GOLD HAWK RESOURCES INC.
Name

INTERFAC MINING INC.
Name

MAXIMUM MINERALS INC.
Name

PRIME CUT STEAKHOUSE INC.
Name

REDSTONE INDUSTRIES INC.
Name

RENFREW VENTURES CORP.
Name

ROYAL BLUE EXPLORATION, INC.
Name

SPOTLIGHT RESOURCES, INC.
Name

TIGER GOLD INC.
Name

Name

Page Number 6

This form must be accompanied by appropriate fees.

FILE NUMBER

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

CASCADE ENERGY, INC. | C32070-2003

(Name of Corporation)

FOR THE FILING PERIOD OF 12/2006 TO 12/2007

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

EMPIRE STOCK TRANSFER INC
2470 SAINT ROSE PKWY
SUITE 304
HENDERSON, NV 89074

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR RESIDENT AGENT INFORMATION

Important: **Read instructions before completing and returning this form.**

Filed in the office of	Document Number
Dean Heller Secretary of State State of Nevada	**20060641876-00** Filing Date and Time **10/04/2006 4:43 PM** Entity Number **C32070-2003**

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors and all directors must be named. Have an officer sign the form. *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed to" with the filing fee. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 897014201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due, (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

CHECK ONLY IF APPLICABLE

☑ This corporation is a publicly traded corporation. The Central Index Key number is: 0001290504

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
WILLIAM MARSHALL	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212
NAME	TITLE(S)		
DANE BROWN	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212
NAME	TITLE(S)		
DANE BROWN	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	St	Zip
9595 WILSHIRE BLVD STE 900	BEVERLY HILLS	CA	90212
NAME	TITLE(S)		
FAISAL SALEH	DIRECTOR		
ADDRESS	CITY	St	Zip
9595 WILSHIRE BLVD SUITE 900 , USA	BEVERLY HILLS	CA	90212-2509

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer
DANE BROWN

Title SECRETARY

Date 10/4/2006 4:49:23 PM

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

#2

Certificate of Name Change of Resident Agent

To be used by a Resident Agent whose name has changed due to a merger, conversion, exchange, sale, reorganization or amendment.

(PURSUANT TO NRS 78.110, 80.070, 86.235, 87.490, 88.331 AND 88A.540)

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20070138262-31
	Filing Date and Time 02/23/2007 4:55 PM
	Entity Number C32070-2003

General instructions for this form:

1. Please print legibly or type; Black Ink Only.
2. Complete all fields. Do not Highlight.
3. Ensure that document is signed in signature field.
4. Include the filing fee of **$100.00**.

ABOVE SPACE IS FOR OFFICE USE ONLY

Current Name of Resident Agent as filed with the Secretary of State:

Empire Stock Transfer Inc

New Name of Resident Agent :

Empire Stock Transfer Inc.

Signature of Resident Agent: X

Authorized Signature of R.A. or On Behalf of R.A. Company

Name of business entities represented by resident agent: (use additional page if necessary)

Name	File Number
Comprehensive List Attached Hereto	

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Additional Page to Certificate of Name Change of Resident Agent

Empire Stock Transfer Inc
CURRENT NAME

Empire Stock Transfer Inc.
NEW NAME

(PURSUANT TO NRS 78.110, 80.070, 86.235, 87.490, 88.331 AND 88A.540)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1 - 20 of 41 companies

Entity Name	Entity Number	Status
ACCESS EXPLORATION INC.	E0735362005-9	Default
ACCION MEDIA INC.	E0673142005-8	Default
ADVANCED LIGHTING SOLUTIONS, INC.	E0256982006-4	Active
ANWYNN VENTURES, INC.	E0638512005-0	Active
AOM MINERALS LTD.	E0368492005-9	Active
ASLAHAN ENTERPRISES LTD.	E0729262005-9	Active
AYERS EXPLORATION INC.	E0096922006-4	Default
BLUE MOUNTAIN RESOURCES, INC.	E0202112006-7	Default
BREEZER VENTURES INC.	E0306322005-6	Active
CASCADE ENERGY, INC.	C32070-2003	Active
COLOSSUS VENTURES INC.	C4391-2004	Active
DUMONT VENTURES INC	C2447-2001	Default
FISCHER MEDICAL INC.	E0648832005-0	Revoked
FRONTERA GOLDFIELDS INC.	E0014122007-1	Active
GROSVENOR EXPLORATIONS INC.	E0322812005-5	Active
GURATA GOLD, INC.	E0394872006-8	Active
HERITAGE EXPLORATIONS, INC.	E0675722005-0	Active
HIGHMARK ASIA, LTD.	E0376522005-4	Default
[redacted]		
ITEKNIK HOLDING CORPORATION	E0022232007-4	Active

1 2 3

New Search

Name	File Number

Page Number

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Additional Page to Certificate of Name Change of Resident Agent

Empire Stock Transfer Inc
CURRENT NAME

Empire Stock Transfer Inc.
NEW NAME

(PURSUANT TO NRS 78.110, 80.070, 86.235, 87.490, 88.331 AND 88A.540)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Name

File Number

Entity Name	Entity Number	Status
ITEKNIK HOLDINGS, INC.	E0924612006-0	Active
K-9 CONCEPTS, INC.	E0568182005-4	Revoked
KINGSLEY RESOURCES, INC.	E0618242005-3	Revoked
LOMA VERDE INC.	E0705252005-0	Active
MACKENZIE TAYLOR MINERALS INC.	E0040942006-0	Active
MADRONA VENTURES INC.	E0390262005-0	Active
MONZA VENTURES INC.	E0587972005-2	Active
MORTLOCK VENTURES INC.	E0627782005-8	Active
NEW CONTINENT RESOURCES INC.	E0772742005-0	Active
OPEN SUNDAES, INC.	E0476952005-6	Active
OPES EXPLORATION INC.	E0764342005-2	Active
ORO CORE, INC.	E0560842005-6	Revoked
OXBOW RESOURCES CORP.	E0409212006-8	Active
PATTERSON BROOKE RESOURCES INC.	E0484922006-4	Active
PHOENIX MINERAL DEVELOPMENT INC.	E0640742006-2	Default
PRAIRIE OIL AND GAS INC.	C3412-1998	Default
SEKOYA HOLDINGS LTD.	E0306302005-4	Active
STONEHAVEN RESOURCES INC.	E0649082005-0	Revoked
TARGET EXPLORATION CORP.	E0589422005-9	Revoked
TRILLIANT RESOURCES INC.	E0484882006-8	Active
123		

Name

File Number

Name

File Number

Name

File Number

Name

File Number

Page Number

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: secretaryofstate.biz

Additional Page to Certificate of Name Change of Resident Agent

Empire Stock Transfer Inc
CURRENT NAME

Empire Stock Transfer Inc.
NEW NAME

(PURSUANT TO NRS 78.110, 80.070, 86.235, 87.490, 88.331 AND 88A.540)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Name

File Number

Entity Name	Entity Number	Status
VISUALANT, INCORPORATED	C23651-1998	Default
1 2 3		

New Search

SOS Contact Information

SOS Home | Legislature | Nevada Home

You are currently not logged in

Name

File Number

Name

File Number

Name

File Number

Name

File Number

Page Number

This form must be accompanied by appropriate fees.

090702

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

090702

Filed in the office of	Document Number 20110103233-46
Ross Miller Secretary of State State of Nevada	Filing Date and Time 02/09/2011 2:43 PM
	Entity Number C32070-2003

Certificate of Amendment by Custodian

(PURSUANT TO NRS 78.347)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation Filed by Custodian (Pursuant to NRS 78.347)

1. Name of corporation:

Cascade Energy, Inc.

2. Any previous criminal, administrative, civil or National Association of Securities Dealers, Inc., or Securities and Exchange Commission investigations, violations or convictions concerning the custodian and any affiliate of the custodian are disclosed as follows:

There are no previous criminal, administrative, civil or National Association of Securities Dealers, Inc. or Securities and Exchange Commission investigations, violations, or convictions concerning the Custodian and any affiliates of the Custodian.

3. Custodian Statement:

Reasonable attempts were made to contact the officers or directors of the corporation to request that the corporation comply with corporate formalities and to continue its business. I am continuing the business and attempting to further the interests of the shareholders. I will reinstate or maintain the corporate charter.

4. Custodian Signature:

Equity Resolution, Inc.
Name of Custodian

X
Authorized Signature of Custodian

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

Cascade Energy, Inc.
NAME OF CORPORATION

FILE NUMBER
C32070-2003

110103

FOR THE FILING PERIOD OF February 2011 TO February 2012

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

InCorp Services, Inc.
375 N. Stephanie St.
Henderson, NV 89014-8909

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	Document Number 20110103234-57
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 02/09/2011 2:43 PM
	Entity Number C32070-2003

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code:

☒ This corporation is a publicly traded corporation. The Central Index Key number is: 0001290504

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
003 - Home-based Business
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
Carol Robichaud	PRESIDENT (OR EQUIVALENT OF)	5155 Spectrum Way, Bldg. 5	Mississauga, Ontario Canada		L4W 5A1
Carol Robichaud	SECRETARY (OR EQUIVALENT OF)	5155 Spectrum Way, Bldg. 5	Mississauga, Ontario Canada		L4W 5A1
Carol Robichaud	TREASURER (OR EQUIVALENT OF)	5155 Spectrum Way, Bldg. 5	Mississauga, Ontario Canada		L4W 5A1
Carol Robichaud	DIRECTOR	5155 Spectrum Way, Bldg. 5	Mississauga, Ontario Canada		L4W 5A1

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS Chapter 76 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
Signature of Officer

Title: President

Date: 2/10/11

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20110103235-68
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 02/09/2011 2:43 PM
	Entity Number C32070-2003

Registered Agent Acceptance

(PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/business/forms/ra.asp

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Acceptance of Appointment by Registered Agent

In the matter of Cascade Energy, Inc.
Name of Represented Business Entity

I, InCorp Services, Inc.
Name of Appointed Registered Agent *OR* Represented Entity Serving as Own Agent* am a:

(complete only one)

a) [X] commercial registered agent listed with the Nevada Secretary of State,

b) [ ] noncommercial registered agent with the following address for service of process:

Street Address City Nevada Zip Code

Mailing Address (if different from street address) City Nevada Zip Code

c) [ ] represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity

Street Address City Nevada Zip Code

Mailing Address (if different from street address) City Nevada Zip Code

and hereby state that on Feb 9, 2011 (Date) I accepted the appointment as registered agent for the above named business entity.

X [signature]
Authorized Signature of R.A. or On Behalf of R.A. Company

Feb 9, 2011
Date

*If changing Registered Agent when reinstating, officer's signature required.

X [signature]
Signature of Officer

Feb 9, 2011
Date

(PROFIT) ANNUAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

FILE NUMBER

CASCADE ENERGY, INC. | C32070-2003

NAME OF CORPORATION

FOR THE FILING PERIOD OF 12/2011 TO 12/2012

****YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov****

110101

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

INCORP SERVICES, INC. (Commercial Registered Agent)
2360 CORPORATE CIRCLE STE 400
HENDERSON, NV 89074-7722 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	
Ross Miller Secretary of State State of Nevada	Document Number **20120594879-57**
	Filing Date and Time **08/29/2012 3:35 AM**
	Entity Number **C32070-2003**

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

__IMPORTANT:__ Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the complete form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **__Ordering Copies:__** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

__CHECK ONLY IF APPLICABLE__

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

☐ Month and year your State Business License expires: 20

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001290504

☐ This publicly traded corporation is not required to have a Central Index Key number.

__Section 7(2) Exemption Codes__

001 - Governmental Entity
002 - 501(c) Nonprofit Entity
003 - Home-based Business
004 - Natural Person with 4 or less rental dwelling units
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
SASA VASILJEVIC	PRESIDENT (OR EQUIVALENT OF)	2360 CORPORATE CIRCLE - SUITE 400	HENDERSON	NV	89074-7722
SASA VASILJEVIC	SECRETARY (OR EQUIVALENT OF)	2360 CORPORATE CIRCLE - SUITE 400	HENDERSON	NV	89074-7722
SASA VASILJEVIC	TREASURER (OR EQUIVALENT OF)	2360 CORPORATE CIRCLE - SUITE 400	HENDERSON	NV	89074-7722
SASA VASILJEVIC	DIRECTOR	2360 CORPORATE CIRCLE - SUITE 400	HENDERSON	NV	89074-7722

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X SASA VASILJEVIC

Signature of Officer

Title PRESIDENT

Date 8/29/2012 3:36:17 AM

150101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20120612625-97
[signature] Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/04/2012 9:10 AM
	Entity Number C32070-2003

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Cascade Energy, Inc. (C32070-2003)

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Out of the 150 million shares of capital the company has authorized, Cascade Energy, Inc. is to designate 10 million shares as preferred stock at a par value of 0.001. Further of the 10 million preferred stock, Cascade Energy, Inc. is to designate 1 million as convertible series A stock, with a conversion of 1:1,000 shares of common.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X Saša Vasiljević

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20120645925-16
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/20/2012 8:08 AM
	Entity Number C32070-2003

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Cascade Energy, Inc. (C32070-2003)

2. The articles have been amended as follows: (provide article numbers, if available)

Change in authorized capital from 205,000,000 at $.001 par value to 988,000,000 at $.001 par value

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date and time of filing: (optional) Date: ________ Time: ________
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Saša Vasiljević

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

260201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20140724801-49
Ross Miller Secretary of State State of Nevada	Filing Date and Time 10/21/2014 2:01 PM
	Entity Number C32070-2003

Certificate of Reinstatement

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 88 AND 89)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Reinstatement
(For Entities Governed by NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 88 and 89)

1. Name of Entity:

CASCADE ENERGY, INC.

2. Entity Number: C32070-2003

3. Signature:

I declare under penalty of perjury that the reinstatement has been authorized by a court of competent jurisdiction or by the duly elected board of directors of the entity or if the entity has no board of directors, its equivalent of such board.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X
Signature of Officer or other Authorized Signature

10/20/2014
Date

This form must be accompanied by appropriate fees

ROSS MILLER
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Statement of Change of Registered Agent by Represented Entity

(PURSUANT TO NRS 77.340)

Filed in the office of	Document Number 20140724803-61
Ross Miller Secretary of State State of Nevada	Filing Date and Time 10/21/2014 2:01 PM
	Entity Number C32070-2003

This form may be submitted by: the Represented Entity to appoint a new Registered Agent or amend own service of process info. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Represented Entity:

CASCADE ENERGY, INC.

2. Entity File Number: c32070-2003

3. This statement of change will have the following effect: (check only one)

[X] Appoints a new agent for service of process (complete 4a or 4b)

[ ] Updates contact information of the Represented Entity acting as own agent (complete 4c)

4. Information in effect upon the filing of this statement: (complete only one section)

a) Commercial Registered Agent:

Corporate Capital Formation, Inc.
Name

b) Noncommercial Registered Agent

Name

Street Address City Nevada Zip Code

Mailing Address (if different from street address) City Nevada Zip Code

c) Title of Office or Other Position within Represented Entity

Name of Title or Position

Street Address City Nevada Zip Code

Mailing Address (if different from street address) City Nevada Zip Code

5. Signature of Represented Entity: (required)

X [signature] 10/03/2014

Authorized Signature Date

6. Registered Agent Acceptance: (required)

I hereby accept appointment as Registered Agent for the above named Entity

X [signature] 10/03/2014

Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date

FEE: $60.00

This form must be accompanied by appropriate fees

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER
C32070-2003

CASCADE ENERGY, INC.
NAME OF CORPORATION

FOR THE FILING PERIOD OF 12/2012 TO 12/2014

100101

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Filed in the office of	Document Number 20140724806-94
Ross Miller Secretary of State State of Nevada	Filing Date and Time 10/21/2014 2:01 PM
	Entity Number C32070-2003

YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An Officer must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ABOVE SPACE IS FOR OFFICE USE ONLY

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☒ This corporation is a publicly traded corporation. The Central Index Key number is: 0001290504

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
001 - Governmental Entity
005 - Motion Picture Company
006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
Robert Hughes	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
2724 Otter Creek Ct 101	Las Vegas	NV	89117-1732
NAME	**TITLE(S)**		
David Giovanetto	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
2724 Otter Creek Ct 101	Las Vegas	NV	89117-1732
NAME	**TITLE(S)**		
James Brown	TREASURER (OR EQUIVALENT OF)		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
2724 Otter Creek Ct 101	Las Vegas	NV	89117-1732
NAME	**TITLE(S)**		
Blair Harrison Barry	DIRECTOR		
ADDRESS	**CITY**	**STATE**	**ZIP CODE**
2724 Otter Creek Ct 101	Las Vegas	NV	89117-1732

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

Signature of Officer or Other Authorized Signature

Title: President

Date: 12/21/2014

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

CASCADE ENERGY, INC. | C32070-2003

NAME OF CORPORATION

FOR THE FILING PERIOD OF DEC, 2014 TO DEC, 2015

100101

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number 20140825645-87
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/28/2014 8:25 AM
	Entity Number C32070-2003

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: 0001290504

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
ROBERT HUGHES	PRESIDENT (OR EQUIVALENT OF)	2724 OTTER CREEK CT 101 , USA	LAS VEGAS	NV	89117-1732
DAVID GIOVANETTO	SECRETARY (OR EQUIVALENT OF)	2724 OTTER CREEK CT 101 , USA	LAS VEGAS	NV	89117-1732
JAMES BROWN	TREASURER (OR EQUIVALENT OF)	2724 OTTER CREEK CT 101 , USA	LAS VEGAS	NV	89117-1732
BLAIR HARRISON BARRY	DIRECTOR	2724 OTTER CREEK CT 101 , USA	LAS VEGAS	NV	89117-1732

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X ALEX ANDERSON

Signature of Officer or Other Authorized Signature

Title MAMAGER

Date 12/28/2014 8:25:04 AM

181004

181004

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
[signature]	20160252095-12
Barbara K. Cegavske	Filing Date and Time
Secretary of State	06/02/2016 8:16 AM
State of Nevada	Entity Number
	C32070-2003

Statement of Change of Registered Agent by Represented Entity

(PURSUANT TO NRS 77.340)

This form may be submitted by: the Represented Entity to appoint a new Registered Agent or amend own service of process info. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Represented Entity:

CascadeEnergy,Inc.

2. Entity File Number: C32070-2003

3. This statement of change will have the following effect: (check only one)

- [x] Appoints a new agent for service of process **(complete 4a or 4b)**
- [ ] Updates contact information of the Represented Entity acting as own agent **(complete 4c)**

4. Information in effect upon the filing of this statement: (complete only one section)

a) Commercial Registered Agent:

NevadaAgencyandTransferCompany
Name

b) Noncommercial Registered Agent:

Name

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

c) Title of Office or Other Position within Represented Entity:

Name of Title or Position

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

5. Signature of Represented Entity: **(required)**

X [signature: Joseph Arcaro]
Authorized Signature

1-6-16
Date

6. Registered Agent Acceptance: **(required)**

I hereby accept appointment as Registered Agent for the above named Entity.

X [signature]
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

6/2/16
Date

FEE: $60.00

This form must be accompanied by appropriate fees.

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

CASCADE ENERGY, INC. | C32070-2003

NAME OF CORPORATION

FOR THE FILING PERIOD OF DEC, 2015 TO DEC, 2016

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

Filed in the office of	Document Number 20160251565-83
Barbara K. Cegavske	Filing Date and Time 06/02/2016 2:54 PM
Barbara K. Cegavske Secretary of State State of Nevada	Entity Number C32070-2003

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ☐

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
JOSEPH ARCARO	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
50 W LIBERTY ST, STE 880 , USA	RENO	NV	89501
NAME	TITLE(S)		
JOSEPH ARCARO	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
50 W LIBERTY ST, STE 880 , USA	RENO	NV	89501
NAME	TITLE(S)		
JOSEPH ARCARO	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
50 W LIBERTY ST, STE 880 , USA	RENO	NV	89501
NAME	TITLE(S)		
JOSEPH ARCARO	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
50 W LIBERTY ST, STE 880 , USA	RENO	NV	89501

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X JOSEPH ARCARO

Signature of Officer or Other Authorized Signature

Title CEO

Date 6/2/2016 2:54:51 PM

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

CASCADE ENERGY, INC.	C32070-2003
NAME OF CORPORATION	ENTITY NUMBER

FOR THE FILING PERIOD OF DEC, 2016 TO DEC, 2017

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Filed in the office of	Document Number 20160554254-44
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 12/21/2016 4:05 PM
	Entity Number C32070-2003

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ______

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ______

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes

001 - Governmental Entity

005 - Motion Picture Company

006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)		
JOSEPH ARCARO	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
50 W LIBERTY ST, STE 880 , USA	RENO	NV	89501
NAME	TITLE(S)		
JOSEPH ARCARO	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
50 W LIBERTY ST, STE 880 , USA	RENO	NV	89501
NAME	TITLE(S)		
JOSEPH ARCARO	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	STATE	ZIP CODE
50 W LIBERTY ST, STE 880 , USA	RENO	NV	89501
NAME	TITLE(S)		
JOSEPH ARCARO	DIRECTOR		
ADDRESS	CITY	STATE	ZIP CODE
50 W LIBERTY ST, STE 880 , USA	RENO	NV	89501

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X JOSEPH ARCARO	Title: PRESIDENT	Date: 12/21/2016 4:05:23 PM
Signature of Officer or Other Authorized Signature		

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER

CASCADE ENERGY, INC. | C32070-2003

NAME OF CORPORATION

FOR THE FILING PERIOD OF DEC, 2016 TO DEC, 2017

100103

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	Document Number **20170241909-55**
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time **06/02/2017 11:58 AM**
	Entity Number **C32070-2003**

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $500.00/$200.00 for Professional Corporations filed pursuant to NRS Chapter 89. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
SIMON YU	PRESIDENT (OR EQUIVALENT OF)	50 W LIBERTY ST, STE 880	RENO	NV	89501
SIMON YU	SECRETARY (OR EQUIVALENT OF)	50 W LIBERTY ST, STE 880	RENO	NV	89501
SIMON YU	TREASURER (OR EQUIVALENT OF)	50 W LIBERTY ST, STE 880	RENO	NV	89501
SIMON YU	DIRECTOR	50 W LIBERTY ST, STE 880	RENO	NV	89501

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X SIMON YU

Signature of Officer or Other Authorized Signature

Title: PRESIDENT

Date: 6/2/2017 11:58:23 AM

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20170251231-74
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 06/08/2017 2:12 PM
	Entity Number C32070-2003

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Cascade Energy, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article One - The name of the Corporation is Cannabis Strategic Ventures

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 100%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090403

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20170260116-66
Secretary of State	Filing Date and Time: 06/15/2017 8:47 AM
State of Nevada	Entity Number: C32070-2003

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the **entity** for which correction is being made:

Cannabis Strategic Ventures

2. Description of the original document for which correction is being made:

Certificate of Amendment
Document No. C32070-2003

3. Filing date of the original document for which correction is being made: 06/08/2017

4. Description of the inaccuracy or defect:

Section 3: Vote incorrectly typed as 100%

5. Correction of the inaccuracy or defect:

Section 3: Vote was 77.7%

6. Signature:

X [signature]
Authorized Signature

Title *: CEO

Date: 6/15/17

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.